
                                       MONTHLY CERTIFICATEHOLDERS STATEMENT
                                          NationsBank OF DELAWARE, N.A.
                                       NATIONSBANK CREDIT CARD MASTER TRUST
                                                  SERIES 1996-1

     Pursuant  to  the  Master  Pooling  and  Servicing  Agreement,  dated  as  of  December  1,  1993
     (as  amended  or  supplemented,  the  "Pooling  and  Servicing  Agreement"),  as  supplemented  by  the
     Series  1996-1  Supplement,  dated  as  of  June11,  1996  (the  "Supplement"  and,  together  with the  Pooling  and  Servicing  Agreement,  the  "Agreement"),  each  between  NationsBank  of  Delaware,
     N.A.  as  Transferor  and  Servicer,  and  The  Bank  of  New  York,  as  Trustee,  the  Servicer  is
     required  to  prepare  certain  information  each  month  regarding distributions to Certificateholders and  the  performance  of  the Trust.  The information with respect to the applicable Distribution Date and  Due  Period  is  set  forth  below.


         Due Period                                                                                  Jun-02
         Determination Date                                                                       08-Jul-02
         Transfer Date                                                                            12-Jul-02
         Distribution date                                                                        15-Jul-02
         Interest Period                                                                    6/17/02-9/15/02
         Interest Payment date                                                                    16-Sep-02
         Amortization Period?                                                              No
         Class A Accumulation Period?                                                      No
         Class B Accumulation Period?                                                      No
         Early Amortization Period?                                                        No


A        Receivables for Due Period

A(1)     Beginning Principal Receivables                                                   2,373,323,714.02
         Beginning Finance Charge Receivables (excluding Interchange)                         14,954,122.29
         Beginning Discount Receivables                                                                0.00
                                                                                           -----------------
         Beginning Receivables                                                             2,388,277,836.31

A(2)     Removed Principal Receivables                                                                 0.00
         Removed Finance Charge Receivables (excluding Interchange)                                    0.00
                                                                                           -----------------
         Removed Receivables                                                                           0.00

A(3)     Principal Receivables with respect to Additional Accounts                                     0.00
         Finance Charge Receivables with respect to Additional Accounts
         (excluding Interchange)                                                                       0.00
                                                                                           -----------------
         Receivables with respect to Additional Accounts                                               0.00

A(4)     Principal Receivables billed                                                        461,062,587.87
         Finance Charge Receivables billed (excluding Interchange)                            29,040,195.02
                                                                                           -----------------
         Receivables billed                                                                  490,102,782.89

A(5)     Discount Receivables generated                                                                0.00

A(6)     Collections of Principal Receivables                                                485,179,132.81
         Collections of Finance Charge Receivables (excluding Interchange)                    26,560,954.07
                                                                                           -----------------
         Total Collections                                                                   511,740,086.88

A(7)     Default Amount (excluding Recoveries)                                                11,132,822.74

A(8)     Ending Principal Receivables                                                      2,338,074,346.35
         Ending Finance Charge Receivables (excluding Interchange)                            17,433,363.23
         Ending Discount Receivables                                                                   0.00
                                                                                           -----------------
         Ending Receivables                                                                2,355,507,709.58

A(9)     Beginning aggregate Invested Amount                                               1,422,915,000.00
         Beginning aggregate Invested Percentage                                                      59.95%

A(10)    Beginning Transferor Amount                                                         950,408,714.02
         Net Change in Transferor Amount                                                     (35,249,367.68)
                                                                                           -----------------
         Ending Transferor Amount                                                            915,159,346.35
         Beginning Transferor Interest Percentage                                                     40.05%

A(11)    Collections of Finance Charge Receivables allocable to Interchange                    7,849,635.57


         Exhibit 99 F, G and H
         Page 11 of 17


B        Delinquencies and Losses for Due Period

B(1)     Delinquent Accounts
         30-59 Days Delinquent                                                                        6,606
         60-89 Days Delinquent                                                                        3,803
         90-119 Days Delinquent                                                                       2,977
         120 + Days Delinquent                                                                        4,422

B(2)     Defaulted Accounts                                                                               0

B(3)     Delinquent Receivables
         30-59 Days Delinquent                                                                26,672,198.86
         60-89 Days Delinquent                                                                18,122,192.61
         90-119 Days Delinquent                                                               15,267,316.52
         120 + Days Delinquent                                                                24,529,438.72

B(4)     Default Amount                                                                        8,461,760.99

C        Base Rate and Portfolio Yield

C(1)     Base Rate (Current Due Period)                                                                4.08%
         Base Rate (Prior Due Period)                                                                  4.18%
         Base Rate (Two Due Periods Ago)                                                               4.19%
         Three Month Average Base Rate                                                                 4.15%

C(2)     Portfolio Yield (Current Due Period)                                                         13.13%
         Portfolio Yield (Prior Due Period)                                                           13.53%
         Portfolio Yield (Two Due Periods Ago)                                                        12.39%
         Three Month Average Portfolio Yield                                                          13.02%

D        Series 1996-1 Invested Amount

D(1)     Class A Initial Invested Amount                                                     756,000,000.00
         Class B Initial Invested Amount                                                      58,500,000.00
         Collateral Initial Indebtedness Amount                                               85,500,000.00
                                                                                           -----------------
         Initial Invested Amount                                                             900,000,000.00

D(2)     Class A Investor Amount AU of the beginning of the Due Period                       756,000,000.00
         Class B Investor Amount AU of the beginning of the Due Period                        58,500,000.00
                                                                                           -----------------
         Investor Amount                                                                     891,000,000.00

D(3)     Class A Invested Amount AU the end of revolving period                            N/A
         Class B Invested Amount AU the end of revolving period                            N/A
         Collateral Indebtedness Amount AU the end of revolving period                     N/A
                                                                                           -----------------
         Invested Amount AU the end of revolving period                                    N/A

D(4)     Principal Funding Account Balance AU of end of day on preceding
         Distribution Date                                                                             0.00
         Deposits to Principal Funding Account                                                         0.00
         Principal Funding Investment Proceeds                                                         0.00
         Withdrawals from Principal Funding Account                                                    0.00
         Allocation of Principal Funding Investment Proceeds                                           0.00
                                                                                           -----------------
         Principal Funding Account Balance as of end of day on current Distribution Date               0.00

D(5)     Class A Invested Amount as of the beginning of the Due Period                       756,000,000.00
         Class B Invested Amount as of the beginning of the Due Period                        58,500,000.00
         Collateral Indebtedness Amount as of the beginning of the Due Period                 76,500,000.00
                                                                                           -----------------
         Invested Amount as of the beginning of the Due Period                               891,000,000.00

D(6)     Required Enhancement Amount                                                          84,645,000.00
         Enhancement Surplus                                                                     855,000.00
         Available Enhancement Amount                                                         84,645,000.00

D(7)     Floating Allocation Percentage                                                               37.53%

D(8)     Fixed Allocation Percentage                                                       N/A

         Exhibit 99 F, G and H
         Page 12 of 17


E        Servicing Fee Calculation

E(1)     Servicing Base Amount                                                               891,000,000.00

E(2)     Servicer Interchange                                                                    556,875.00
         Class A Servicing Fee                                                                   787,500.00
         Class B Servicing Fee                                                                    60,937.50
         Collateral Servicing Fee                                                                 79,687.50
                                                                                           -----------------
         Subtotal                                                                              1,485,000.00
         Investor Monthly Servicing Fee                                                        1,485,000.00
                                                                                           -----------------
         Shortfall of Servicer Interchange                                                             0.00

E(3)     Investor Default Amount                                                               3,175,698.90

E(4)

F        Reserve Account

F(1)     Reserve Account Balance as of end of day on preceding Distribution Date                       0.00
         Deposits to Reserve Account                                                                   0.00
         Interest earnings on Reserve Account                                                          0.00
         Withdrawals from Reserve Account                                                              0.00
                                                                                           -----------------
         Reserve Account Balance AU of end of day on current Distribution Date                         0.00

F(2)     Required Reserve Account Amount                                                   N/A
F(3)     Available Reserve Account Amount                                                  N/A
F(4)     Reserve Draw Amount                                                                           0.00
F(5)     Reserve Account Surplus                                                                       0.00
F(6)     Covered Amount                                                                    N/A

G        Cash Collateral Account

G(1)     Initial Cash Collateral Amount                                                                0.00

G(2)     Cash Collateral Account Balance as of end of day on preceding Distribution Date       9,000,000.00
         Deposits to Cash Collateral Account (Net of Investment Earnings)                              0.00
         Investment Earnings on Cash Collateral Account                                           10,517.15
         Withdrawals from Cash Collateral Account                                                 10,517.15
                                                                                           -----------------
         Cash Collateral Account Balance as of end of day on current                           9,000,000.00

G(3)     Cash Enhancement Surplus                                                                      0.00

G(4)     Available Cash Collateral Amount                                                      9,000,000.00
         Required Cash Collateral Amount                                                       9,000,000.00
         Required Cash Collateral Percentage                                                           1.00%

G(5)     Required Draw Amount                                                                          0.00


H        Interest Funding Account

H(1)     Interest Funding Account Balance as of end of day on preceding
         Distribution Date                                                                                -
         Deposits to Interest Funding Account                                                  1,296,278.48
         Interest Funding Investment Proceeds                                                      1,500.85
         Withdrawals from Interest Funding Account                                                (1,500.85)
                                                                                           -----------------
         Interest Funding Account Balance as of end of day on current                          1,296,278.48
         Distribution Date

         Exhibit 99 F, G and H
         Page 13 of 17


I        Class A Available Funds

I(1)     Class A Floating Percentage                                                                  31.85%

I(2)     Principal Funding Investment Proceeds (if applicable to Class A)                              0.00
         Cash Collateral Account Investment Proceeds                                               8,925.45
         Interest Funding Account Investment Proceeds                                              1,273.70
         Class A Finance Charge Collections (excluding Interchange)                            8,459,663.87
         Class A allocation of Servicer Interchange                                            2,500,108.93
         Reserve Draw Amount (if applicable to class A)                                                0.00
                                                                                           -----------------
         Class A Available Funds                                                              10,969,971.95

I(3)     Class A Monthly Interest                                                              1,197,685.44
                                                                                           -----------------
         Class A Interest Shortfall                                                                    0.00

I(4)     Class A Additional Interest                                                                   0.00
         Class A Servicing Fee                                                                   787,500.00
         Class A Allocation of Service Interchange                                               472,500.00
         Class A Investor Default Amount                                                       2,695,070.89

I(5)     Distribution of Class A Available Funds
         Class A Monthly Interest plus amounts previously due but not distributed              1,197,685.44
         Class A Additional Interest plus amounts previously due but not distributed                   0.00
         Class A Servicing Fee plus amounts previously due but not distributed                   787,500.00
         Class A Allocation of Servicer Interchange                                              472,500.00
         Class A Investor Default Amount                                                       2,695,070.89
                                                                                           -----------------
         Total Class A Excess Spread                                                           5,817,215.62

I(6)     Class A Required Amount                                                                       0.00


J        Class B Available Funds

J(1)     Class B Floating Percentage                                                                   2.46%

J(2)     Principal Funding Investment Proceeds (if applicable to Class B)                              0.00
         Cash Collateral Account Investment Proceeds                                                 689.37
         Interest Funding Account Investment Proceeds                                                 98.38
         Class B Finance Charge Collections (excluding Interchange)                              653,399.47
         Class B Allocation of Servicer Interchange                                              193,101.04
         Reserve Draw Amount (if applicable to Class B)                                                0.00
                                                                                           -----------------
         Class B Available Funds                                                                 847,288.26

J(3)     Class B Monthly Interest                                                                 98,593.04
                                                                                           -----------------
         Class B Interest Shortfall                                                                    0.00

J(4)     Class B Additional Interest                                                                   0.00
         Class B Servicing Fee                                                                    60,937.50
         Class B Allocation of Servicer Interchange                                               36,562.50

J(5)     Distribution of Class B Available Funds
         Class B Monthly Interest plus amounts previously due but not distributed                 98,593.04
         Class B Additional Interest plus amounts previously due but not distributed                   0.00
         Class B Servicing Fee plus amounts previously due but not distributed                    60,937.50
         Class B Allocation of Servicer Interchange                                               36,562.50
                                                                                           -----------------
         Total Class B Excess Spread                                                             651,195.22

J(6)     Class B Investor Default Amount                                                         208,159.32

         Class B Required Amount                                                                       0.00

         Exhibit 99 F, G and H
         Page 14 of 17


K        Collateral Available Funds

K(1)     Collateral Floating Percentage                                                                3.22%

K(2)     Collateral Finance Charge Collections                                                   855,262.72
         Collateral Allocation of Interest Funding Account Proceeds                                  128.77
         Collateral Allocation of Servicer Interchange                                           252,758.27
         Collateral Allocation of Cash Collateral Account Investment Proceeds                        902.35
                                                                                           -----------------
         Collateral Available Funds                                                            1,109,052.11

K(3)     Collateral Monthly Interest                                                             145,180.00
                                                                                           -----------------
         Collateral Interest Shortfall                                                                 0.00

K(4)     Collateral Additional Interest                                                                0.00
         Collateral Servicing Fee                                                                 79,687.50
         Collateral Allocation of Servicer Interchange                                            47,812.50

K(5)     Distribution of Collateral Available Funds
         Collateral Servicing Fee plus amounts previously due but not distributed                 79,687.50
         Collateral Allocation of Servicer Interchange                                            47,812.50
                                                                                           -----------------
         Total Collateral Excess Spread                                                          981,552.11

K(6)     Collateral Investor Default Amount                                                      272,468.70

K(7)     Collateral Required Amount                                                                    0.00


L        Excess Spread and Excess Finance Charge Collections

L(1)     Total Excess Spread                                                                   7,449,962.95
         Excess Finance Charge Collections allocated from other series                                 0.00
                                                                                           -----------------
         Subtotal                                                                              7,449,962.95

L(2)     Applied to class A Monthly Interest & Additional Interest                                     0.00
         Applied to class A Servicing Fee                                                              0.00
         Applied to class A Investor Default Amount                                                    0.00
         Applied to class A Investor Charge Offs                                                       0.00
         Applied to class B Monthly Interest & Additional Interest                                     0.00
         Applied to class B Servicing Fee                                                              0.00
         Applied to class B Investor Default Amount                                              208,159.32
         Applied to class B Invested Amount reductions                                                 0.00
         Applied to collateral Servicing Fee                                                           0.00
         Applied to collateral Monthly Interest & Additional Interest                            145,180.00
         Applied to collateral Default Amount                                                    272,468.70
         Applied to collateral Indebtedness Amount reductions                                          0.00
         Applied to cash collateral Account                                                            0.00
         Applied to Other Amount Due to collateral Indebtedness Holder                                 0.00
         Applied to Reserve Account                                                                    0.00
         Applied to cash collateral Depositor                                                          0.00
                                                                                           -----------------
         Total Excess Finance Charge Collections                                               6,824,154.93

L(3)     Finance Charge Shortfall                                                                      0.00

L(4)     Portion of Reallocated Principal Collections applied to Required Amount                       0.00

         Exhibit 99 F, G and H
         Page 15 of 17


M        Principal Collections

M(1)     Collections of Principal Receivables allocable to Series 1996-1                     182,087,728.54
         Excess Principal Collections with respect to other Series                                     0.00
                                                                                           -----------------
         Subtotal                                                                            182,087,728.54

M(2)     Class A Fixed Percentage                                                          N/A
         Class A Monthly Principal                                                                     0.00

M(3)     Class B Fixed Percentage                                                          N/A
         Class B Monthly Principal                                                                     0.00

M(4)     Collateral Fixed Percentage                                                       N/A
         Collateral Monthly Principal                                                                  0.00

M(5)     Allocation of Principal Collections
         Deposit to Principal Funding Account                                                          0.00
         Distribution to Collateral Indebtedness Holder                                                0.00
         Excess Principal Collections                                                        182,087,728.54
         Principal Shortfall                                                                           0.00

M(6)     Class B Subordinated Principal Collections                                           12,143,565.99
         Collateral Subordinated Principal Collections                                        15,895,236.78
                                                                                           -----------------
         Total Subordinated Principal Collections                                             28,038,802.77

M(7)     Reallocated Principal Collections pursuant to Section 4.9(a)                                  0.00
         Reallocated Principal Collections pursuant to Section 4.9(b)                                  0.00
         Reallocated Principal Collections pursuant to Section 4.9(c)                                  0.00
                                                                                           -----------------
         Total Reallocated Principal Collections                                                       0.00


N        Accumulation Period

N(1)     Controlled Accumulation Amount (Class A)                                          N/A
         Deficit Controlled Accumulation Amount (Class A)                                  N/A
                                                                                           -----------------
         Controlled Deposit Amount (Class A)                                                           0.00

N(2)     Controlled Accumulation Amount (Class B)                                          N/A
         Deficit Controlled Accumulation Amount (Class B)                                  N/A
                                                                                           -----------------
         Controlled Deposit Amount (Class B)                                                           0.00

N(3)     Accumulation Period Factor                                                                    0.99
         Monthly Payment Rate                                                                       20.4430%
         Required Accumulation Factor Number                                                           7.00
         Accumulation Period Length                                                                       0

         Exhibit 99 F, G and H
         Page 16 of 17


O        Investor Charge Offs

O(1)     Class A Investor Charge Offs                                                                  0.00
         Class B Investor Charge Offs                                                                  0.00

O(2)     The amount of reimbursed Class A Investor Charge Offs                                         0.00
         The amount of reimbursed Class B Investor Charge Offs                                         0.00

O(3)     The amount, if any, by which the outstanding principal Balance of the
         Certificates exceeds the Invested Amount after giving effect to all transactions on the Distribution Date
         Class A                                                                                       0.00
         Class B                                                                                       0.00


P Distributions to Class A Certificateholders (per $1,000 original principal amount)

P(1)     Total distribution to Class A Certificateholders                                              1.58
         Amount with respect to interest                                                               1.58
         Amount with respect to principal                                                              0.00
P(2)     Class A Investor Charge Offs                                                                  0.00
P(3)     The amount of reimbursed Class A Investor Charge Offs                                         0.00


Q Distributions to Class B Certificateholders (per $1,000 original principal amount)

Q(1)     Total distribution to Class B Certificateholders                                              1.69
         Amount with respect to interest                                                               1.69
         Amount with respect to principal                                                              0.00
Q(2)     Class B Investor Charge Offs                                                                  0.00
Q(3)     The amount of reimbursed Class B Investor Charge Offs                                         0.00


R Distributions to Collateral Indebtedness Holders (per $1,000 original principal amount)

R(1)     Total distribution to Collateral Indebtedness Holders                                         1.70
         Amount with respect to interest                                                               1.70
         Amount with respect to principal                                                              0.00
R(2)     Collateral Investor Charge Offs                                                               0.00
R(3)     The amount of reimbursed Collateral Investor Charge Offs                                      0.00



     NATIONSBANK  OF  DELAWARE,  N.A.
     As  Servicer


By:     \s\  R.  Brian  Rozelle
        -----------------------
Name:        R. Brian  Rozelle
Title:       Assistant  Vice  President


                                              Exhibit 99 F, G and H
                                                  Page 17 of 17